SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MDU Resources Group, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        ---------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
         $125
        ---------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
         Schedule 14A Preliminary Proxy Material
        ---------------------------------------------------------------
     3) Filing Party:
        MDU Resources Group, Inc.
        ---------------------------------------------------------------
     4) Date Filed:
        March 4, 1996
        ---------------------------------------------------------------

[LOGO] MDU RESOURCES
       GROUP, INC.
--------------------------------------------------------------------------------
       400 North Fourth Street                                 John A. Schuchart
       Bismarck, ND 58501                                  Chairman of the Board
       (701) 222-7900




                                                                   March 4, 1996

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, April 23, 1996, at 11:00 A.M., Central Daylight Time, at 909 Airport Road, Bismarck, North Dakota 58504. The other directors and officers join me in extending this invitation.

     The formal matters to be acted upon at the meeting are described in the accompanying Notice of Meeting and Proxy Statement. In addition to the formal issues, a brief report on current matters of interest will be presented. Luncheon will be served following the meeting.

     We were pleased with the response of our stockholders at the 1995 Annual Meeting at which 83.9 percent of the Common Stock was represented in person or by proxy. We hope that participation by our stockholders in the affairs of the Company will increase and that there will be an even greater representation at the 1996 meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

     Representation of your shares at the meeting is very important and we urge that, whether or not you now plan to attend the meeting, you promptly mark, date, sign and return the enclosed proxy card in the envelope provided for that purpose. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

     I hope you will find it possible to attend the meeting.

                                                       Sincerely,


                                                       /s/ JOHN A. SCHUCHART
                                                       JOHN A. SCHUCHART

                            MDU RESOURCES GROUP, INC.

                             400 North Fourth Street

                          Bismarck, North Dakota 58501

                                   ----------
                    Notice of Annual Meeting of Stockholders
                            to be held April 23, 1996
                                   ----------

                                                                   March 4, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 23, 1996, at 11:00 A.M., Central Daylight Time, for the following purposes:

     (1) To elect three directors to three year terms;

     (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 26, 1996, as the record date for the determination of common stockholders who will be entitled to notice of and to vote at the meeting.

     All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. It is requested that you date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. Your cooperation will be appreciated.

                                     By order of the Board of Directors,


                                     /s/ LESTER H. LOBLE, II
                                     LESTER H. LOBLE, II,
                                     Secretary

                            MDU RESOURCES GROUP, INC.
                             400 North Fourth Street
                          Bismarck, North Dakota 58501

                                   ----------
                                 PROXY STATEMENT
                                   ----------

     This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 23, 1996. The proxy material was first forwarded to the holders of Common Stock on March 4, 1996.

     Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not in and of itself revoke a proxy.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone or by telegraph. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and will, upon request, be reimbursed for reasonable expenses incurred.
Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,000 plus out-of-pocket expenses.


                          VOTING SECURITIES OUTSTANDING

     Only holders of record of Common Stock at the close of business on February 26, 1996, will be entitled to vote at the meeting. On such date there were outstanding 28,476,981 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

     The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present for purposes of determining a quorum.

     Under Delaware law, if a quorum is present, the nominees for election as directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as directors.
"Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

     As of February 26, 1996, no person held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company.


                              ELECTION OF DIRECTORS

     At the meeting, three Directors will be elected to serve for a term of three years until 1999 and until their respective successors are elected and qualify. All of the nominees are incumbent Directors and are nominated for reelection. Unless otherwise marked on the proxy, shares of the Common Stock represented by the proxy will be voted for the nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Information concerning the nominees, including their ages, periods of service as directors and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

                                                   First Year
                                                   of Service
              Name                           Age   as Director                             Business Experience
              ----                           ---   -----------                             -------------------
Thomas Everist ..........................    45        1995          Mr. Everist is the President  and Chief Executive Officer of
(to be elected for a term of three years                                  L. G. Everist,  Sioux Falls, South Dakota, an aggregate
expiring in 1999)                                                         production  company.  He is Vice  President  of Spencer
(PICTURE)                                                                 Quarries,  Spencer,  South Dakota,  a rock quarry,  and
                                                                          Director of Power Plant Aggregates and Midwest Fly Ash,
                                                                          both of Sioux City,  Iowa,  which market fly ash,  kiln
                                                                          dust and concrete additives, and a Director of Standard
                                                                          Ready Mix, of Sioux City, Iowa.


Harold J. Mellen, Jr ....................    61        1989          Mr. Mellen  joined the  Company  in 1985 as  Vice  President
(to be elected for a term of three years                                  --Corporate  Development  and  was  named  Senior  Vice
expiring in 1999)                                                         President--Finance  and Chief Financial  Officer in May
(PICTURE)                                                                 1987,  Executive Vice President and Chief Financial and
                                                                          Corporate  Development  Officer  in  August  1989,  and
                                                                          President and Chief  Corporate  Development  Officer in
                                                                          May 1992.  Mr.  Mellen  became the  President and Chief
                                                                          Executive  Officer on January 1, 1995. During 1995, Mr.
                                                                          Mellen  served as  Chairman  of the  Board,  a Director
                                                                          and/or an officer  of all  principal  subsidiaries  and
                                                                          Chairman  of the  Managing  Committee  of  the  utility
                                                                          Division of the Company.


Robert L. Nance .........................    59        1993          Mr. Nance is the  majority  owner  and  President  of  Nance
(to be elected for a term of three years                                  Petroleum  Corporation,  Billings,  Montana, an oil and
expiring in 1999)                                                         gas  exploration and production  company.  He is also a
(PICTURE)                                                                 Director  of  First   Interstate   Bank  of   Commerce,
                                                                          Billings,  Montana.  He is a Director of the  Deaconess
                                                                          Billings Clinic Health Organization,  Deaconess Medical
                                                                          Center and Billings Clinic,  all of Billings,  Montana,
                                                                          serves  on  the  National  Board  of  Governors  of the
                                                                          Independent   Petroleum  Association  of  America,  and
                                                                          serves  on  the  Board  and  is  Vice  Chairman  of the
                                                                          Petroleum  Technology  Transfer  Council.  He currently
                                                                          serves on the Finance and Nominating  Committees of the
                                                                          Board of Directors.

     Certain information concerning the remaining directors, whose terms expire either in 1997 or in 1998, including their ages, periods of service as directors and business experience, according to information furnished to the Company, is set forth as follows:

                                                   First Year
                                                   of Service
              Name                           Age   as Director                             Business Experience
              ----                           ---   -----------                             -------------------
San W. Orr, Jr.                              54        1978          Mr. Orr is an  attorney  and is in the business of financial
(term expiring in 1997) .................                                 and estate management. He is Chairman of the Boards and
(PICTURE)                                                                 a   Director   of   Marathon   Electric   Manufacturing
                                                                          Corporation,  Mosinee  Paper  Corporation,  and  Wausau
                                                                          Paper  Mills  Company.  He  is  a  Director  of  Wausau
                                                                          Insurance Companies, Marshall & Ilsley Corporation, M &
                                                                          I First  American  Bank,  and M & I  Marshall  & llsley
                                                                          Bank.  Mr. Orr also serves various civic and charitable
                                                                          organizations  in  Wisconsin  including  the  Board  of
                                                                          Regents  of the  University  of  Wisconsin  System.  He
                                                                          currently   serves  on  the   Audit  and   Compensation
                                                                          Committees of the Board of Directors.


John A. Schuchart .......................    66        1976          Mr. Schuchart,  Chairman  of  the  Board,  was  named  Chief
(term expiring in 1997)                                                   Executive  Officer  in June  1980 and  Chairman  in May
(PICTURE)                                                                 1983. He retired as Chief Executive Officer on December
                                                                          31, 1994.  Mr.  Schuchart  also serves as an ex officio
                                                                          Director  of  the  subsidiaries  of  the  Company,  the
                                                                          Managing Committee of Montana-Dakota Utilities Co., and
                                                                          the MDU Resources  Foundation.  Mr. Schuchart serves on
                                                                          various civic and charitable organizations in Bismarck,
                                                                          North  Dakota,  including  the Board of  Regents of the
                                                                          University of Mary.


Homer A. Scott, Jr ......................    61        1981          Mr. Scott is engaged in the  banking and  ranching  business
(term expiring 1997)                                                      in the states of Wyoming and Montana.  He is a Director
(PICTURE)                                                                 and   Chairman   of  the  Board  of  First   Interstate
                                                                          BancSystem  of  Montana,  Inc.,  a  Director  of  First
                                                                          Interstate  Bank of  Commerce,  Montana and Chairman of
                                                                          the Board and a Director  of First  Interstate  Bank of
                                                                          Commerce,   Wyoming.   Mr.  Scott  is  a  Director  and
                                                                          President  of  Sugarland  Enterprises,  Inc.,  and  the
                                                                          managing partner of Sugarland  Development  Company,  a
                                                                          commercial  property  development  company in Sheridan,
                                                                          Wyoming.  He is the owner of the Sheridan  Holiday Inn,
                                                                          principal  owner of  Sports  Mate,  Inc.,  and owner of
                                                                          Powder  Horn  Ranch,  a  housing  development  and golf
                                                                          course in Sheridan, Wyoming. He currently serves on the
                                                                          Audit  and  Compensation  Committees  of the  Board  of
                                                                          Directors.


Sister Thomas Welder, O.S.B .............    55        1988          Sister Welder is the  President of the  University  of Mary,
(term expiring in 1997)                                                   Bismarck,  North  Dakota.  She  is a  Director  of  St.
(PICTURE)                                                                 Alexius  Medical  Center of  Bismarck  and Chair of its
                                                                          Marketing  Committee.  She is  also a  Director  of the
                                                                          Bismarck-Mandan Development Association and is a member
                                                                          and past Director of the  Bismarck-Mandan  Area Chamber
                                                                          of  Commerce.  She is also a member of the North Dakota
                                                                          State Women's Business Leadership Council, the Theodore
                                                                          Roosevelt     Medora     Founder's     Society,     and
                                                                          Consultant-Evaluator   Corps  for  the  North   Central
                                                                          Association  of Colleges  and  Schools.  She  currently
                                                                          serves on the Nominating and Finance  Committees of the
                                                                          Board of Directors.

                                                   First Year
                                                   of Service
              Name                           Age   as Director                             Business Experience
              ----                           ---   -----------                             -------------------
Douglas C. Kane .........................    46        1991          Mr. Kane joined the Company as  Executive Vice President and
(term expiring in 1998)                                                   Chief Operating  Officer in January 1991. Prior to that
(PICTURE)                                                                 time he was  President and Chief  Executive  Officer of
                                                                          Knife  River  Coal  Mining   Company   from  May  1990,
                                                                          President from September 1987 and previously had served
                                                                          as Senior Vice President--Operations.  During 1995, Mr.
                                                                          Kane served as  Director  and/or  officer of  principal
                                                                          subsidiaries  of the  Company  and as a  member  of the
                                                                          Managing Committee of the Company's utility Division.


Richard L. Muus .........................    66        1985          Mr. Muus  retired  in  April  1989  after 35 years  with the
(term expiring in 1998)                                                   Midwest Federal Savings Bank,  Minot,  North Dakota. At
(PICTURE)                                                                 the time of his  retirement  Mr. Muus was the President
                                                                          and a Director  of the bank.  Mr.  Muus is a member and
                                                                          past  Director and Officer of the Minot Area Chamber of
                                                                          Commerce  and  a  past   Director  of  the  Minot  Area
                                                                          Development Corporation. He is a member of the Military
                                                                          Affairs  and  Diplomats  Committee  of the  Chamber  of
                                                                          Commerce.  He is a member  of the Board of  Regents  of
                                                                          Minot State University.  He also served on the Advisory
                                                                          Board and Finance  Committee  of St.  Joseph  Hospital,
                                                                          Minot,  North Dakota for 30 years. He currently  serves
                                                                          on the Audit  and  Finance  Committees  of the Board of
                                                                          Directors.


John L. Olson ...........................    56        1985          Mr. Olson is  President  and the owner of Blue Rock Products
(term expiring in 1998)                                                   Company and of Blue Rock  Distributing  Company located
(PICTURE)                                                                 in   Sidney,   Montana,   a   beverage   bottling   and
                                                                          distributing company,  respectively.  Mr. Olson also is
                                                                          the  Chairman  of the Board and a  Director  of Admiral
                                                                          Beverage  Corporation,  Worland,  Wyoming,  and  Ogden,
                                                                          Utah;  he is Chairman of the Board and  Director of the
                                                                          Foundation for Community  Care,  Sidney,  Montana and a
                                                                          trustee of the University of Montana Foundation;  he is
                                                                          trustee for Blue Rock Products  Company  Profit Sharing
                                                                          Trust,  Sidney,  Montana.  He  currently  serves on the
                                                                          Audit  and  Compensation  Committees  of the  Board  of
                                                                          Directors.

                                                   First Year
                                                   of Service
              Name                           Age   as Director                             Business Experience
              ----                           ---   -----------                             -------------------
Joseph T. Simmons .......................    60        1984          Mr. Simmons  is  professor  of   Accounting   and   Finance,
(term expiring in 1998)                                                   University of South Dakota, Vermillion and was Visiting
(PICTURE)                                                                 Professor  of Finance,  University  of Warsaw,  Warsaw,
                                                                          Poland  (February--July,  1994).  Mr.  Simmons  is  the
                                                                          Chairman and President of Simmons Financial Management,
                                                                          Inc. and owner of Simmons & Associates.  He also serves
                                                                          on the Boards of  GRO/TECH  and  RE/SPEC in Rapid City,
                                                                          South Dakota and Dairilean,  Inc. in Sioux Falls, South
                                                                          Dakota. He currently serves on the Finance Committee of
                                                                          the Board of Directors.


Except where expressly noted, no corporation or organization named above is a parent, subsidiary or other affiliate of the Company.

     During 1995, the Board of Directors had four meetings. The Board of Directors has an Audit Committee, a Nominating Committee, a Finance Committee and a Compensation Committee. All committees are composed entirely of outside directors. The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. The independent accountants have free access to the Committee and the Board of Directors. In 1995, the Committee met four times and reviewed the scope, timing and fees for the annual audit, other services provided by the independent accountants, and the results of audit examinations completed by the independent accountants, including the recommendations to improve internal controls and the follow-up reports prepared by management. The Audit Committee reports the results of its activities to the full Board of Directors. No member of the Audit Committee is or has been an employee of the Company. The Nominating Committee, which met four times during 1995, recommends to the full Board of Directors nominees for directors and for executive officers. The Nominating Committee will consider nominees recommended by stockholders if the names of such nominees are submitted to the Secretary of the Company on or before November 4, 1996, for the annual meeting expected to be held on April 22, 1997. The Compensation Committee, which met four times during 1995, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met three times during 1995, reviews corporate financial plans, policies, budgets, investments, acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company. All incumbent Directors attended more than 75 percent of the combined total of the meetings of the Board and of the committees on which the Director served.

                             EXECUTIVE COMPENSATION

      Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 1995, 1994, and 1993, for those persons who were, at December 31, 1995, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the Named Officers). Footnotes supplement the information contained in the Tables.


                       TABLE 1: SUMMARY COMPENSATION TABLE

                                                                               Long term
                                           Annual compensation                compensation
                                      -----------------------------    -------------------------
                                                                                 Awards
                                                                       -------------------------
             (a)                       (b)        (c)         (d)          (e)           (f)          (g)
                                                                                      Securities
                                                                       Restricted     underlying    All other
                                                                          stock        Options/      compen-
          Name and                              Salary      Bonus(1)     award(s)       SARs(3)     sation(4)
     principal position               Year        ($)         ($)          ($)            (#)          ($)
     ------------------               ----      ------      --------   ----------     ----------    ---------
Harold J. Mellen, Jr.                 1995      249,553     104,824            0        49,740        5,886
  --President & C.E.O.                1994      191,779      50,577            0             0        4,500
                                      1993      176,995      42,328            0             0        4,497

Ronald D. Tipton                      1995      179,039     101,997       31,680(2)     32,955        3,975
  --President & C.E.O. of             1994           --          --           --            --           --
  Montana-Dakota Utilities Co.        1993           --          --           --            --           --

Douglas C. Kane                       1995      181,210      58,910            0        27,952        4,500
  --Executive Vice President          1994      138,519      44,878            0             0        4,156
  & Chief Operating Officer           1993      131,960      35,264            0             0        3,944

Martin A. White                       1995      128,312      23,514            0         8,925        3,849
  --Senior Vice President--           1994      123,369      24,030            0             0        3,135
  Corporate Development               1993      119,352      20,700            0             0          920

Lester H. Loble, II                   1995      119,006      26,163            0         9,900        3,041
  --General Counsel &                 1994      115,446      22,279            0             0        3,080
  Secretary                           1993      111,122      22,275            0             0        3,284

----------
1.   Granted pursuant to the Management Incentive Compensation Plan.

2. Non-preferential dividends are paid on the 1,500 shares of stock shown above.

3. "SAR" is an acronym for "stock appreciation right." The Company has no plan or program which uses stock appreciation rights.

4. Totals shown are the Company contributions to the Tax Deferred Compensation Plan, with the exception of Mr. Mellen, whose totals also include insurance premiums in each year of $1,386.

                TABLE 2: OPTION/SAR(1) GRANTS IN LAST FISCAL YEAR

                                                                                                    Grant date
                                                        Individual Grants(2)                           value
                                 -------------------------------------------------------------    ---------------
                                    Number of       Percent of
                                   securities      total options
                                   underlying       granted to      Exercise or                     Grant date
                                 options granted   employees in     base price      Expiration   present value(3)
         Named Officer                 (#)          fiscal year      ($/share)         date             ($)
              (a)                      (b)              (c)             (d)             (e)             (f)
         ------------             -------------     -----------      ---------      ----------   ----------------
Harold J. Mellen, Jr..........       49,740             16.9           18.50         02/08/05        132,806
Ronald D. Tipton..............       32,955             11.2           18.50         02/08/05         87,990
Douglas C. Kane...............       27,952              9.5           18.50         02/08/05         74,637
Martin A. White...............        8,925              3.0           18.50         02/08/05         23,830
Lester H. Loble, II...........        9,900              3.4           18.50         02/08/05         26,433

----------

1. "SAR" is an acronym for "stock appreciation right." The Company has no plan or program which uses stock appreciation rights.

2. The options granted under the 1992 Key Employee Stock Option Plan become exercisable automatically in nine years on February 8, 2004. Vesting is accelerated upon change in control or upon attainment of certain performance goals, as follows: during the three year performance cycle (1995-1997) performance goals established for the Company by the Compensation Committee are based on return on equity (25%), earnings per share (25%) and total relative shareholder return (50%). From 50% to 100% of the options granted may become exercisable at the end of the three year performance cycle if from 90% to 100% of the goals are met. Performance goals for Montana-Dakota Utilities Co., which are applicable to Mr. Tipton, are based on regulatory return (50%), and net income (50%), and at least 94% of the goals must be met to accelerate vesting.

     Dividend Equivalents granted with the options are described in Table 4.

3. Present values were calculated using the Black-Scholes option pricing model which has been adjusted to take dividends into account. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's stock. The estimated present value of each stock option is $2.67 based on the following inputs:

       Stock Price (fair market value) at Grant (2/8/95)...........    $18.50
       Exercise Price..............................................    $18.50
       Option Term.................................................  10 Years
       Stock Price Volatility......................................     15.8%
       Dividend Yield..............................................      5.8%

     The model assumes: (a) a risk-free interest rate of 7.8 percent on a U.S. Treasury Note with a maturity date of approximately 10 years; (b) Stock Price Volatility is calculated using a one year average of stock prices for calendar year 1994; (c) Dividend Yield is calculated using the annual dividend rate in effect at the date of grant ($1.07 per share). The option value was not discounted to reflect any accelerated vesting of the options or to reflect any exercise of the options prior to the end of the 10 year period. Notwithstanding the fact that these options are non-transferable, no discount for lack of marketability was taken.

         TABLE 3: AGGREGATED OPTION/SAR(1) EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR(1) VALUES

           (a)                    (b)             (c)                 (d)                            (e)
                                Shares                             Number of
                               acquired                      securities underlying          Value of unexercised,
                                  on             Value        unexercised options           in-the-money options
                               exercise        realized       at fiscal year-end             at fiscal year-end
                                  (#)             ($)                 (#)                           ($)
                                -------         ------    ---------------------------    ----------------------------
          Name                                            Exercisable   Unexercisable    Exercisable    Unexercisable
          -----                                           -----------   -------------    -----------    -------------
Harold J. Mellen, Jr. .........     --             --        20,610         49,740          85,016         68,393
Ronald D. Tipton .............      --             --        14,685         32,955          60,576         45,313
Douglas C. Kane ..............   1,500          9,375        18,360         27,952          75,735         38,434
Martin A. White ..............     770          3,030         8,040          8,925          33,165         12,272
Lester H. Loble, II ..........   1,000          6,250         7,695          9,900          31,742         13,613

----------
1. "SAR" is an acronym for "stock appreciation right." The Company has no plan or program which uses stock appreciation rights.


         TABLE 4: LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                                              Estimated future payouts
                                                                          under non-stock price-based plans
                                                                      -------------------------------------------
              (a)                      (b)              (c)              (d)            (e)             (f)
                                                    Performance
                                    Number of        or other
                                  shares, units    period until
                                    or other        maturation        Threshold       Target          Maximum
         Named Officer            rights (#)(1)      or payout           ($)            ($)             ($)
         ------------              -----------      -----------      ----------     ----------    --------------
Harold J. Mellen, Jr..........       49,740          12/31/97           81,325        162,650        243,975
Ronald D. Tipton..............       32,955          12/31/97           53,881        107,763        161,644
Douglas C. Kane...............       27,952          12/31/97           45,702         91,403        137,105
Martin A. White...............        8,925          12/31/97           14,592         29,185         43,777
Lester H. Loble, II...........        9,900          12/31/97           16,187         32,373         48,560

----------
1. Dividend equivalents were granted pursuant to the 1992 Key Employee Stock Option Plan based on the number of options granted to each Named Officer (see Table 2). Dividend equivalents entitle the recipient to the cash amount equal to any dividend declared by the Board of Directors on the common stock of the Company. The table assumes the current level of dividends. Dividend equivalents may be earned, from 0% to 150%, at the end of the three year performance cycle (1995-1997) depending upon (1) the level of achievement of performance goals established for the Company and Montana-Dakota Utilities Co. by the Compensation Committee and (2) individual performance. Vesting is accelerated upon a change in control. See Table 2 for a description of the goals. Dividend equivalents that are not earned are forfeited.


                               PENSION PLAN TABLE

                                                                Years of Service
                                 -------------------------------------------------------------------------------
Remuneration                        15                20               25                30           35 or more
-------------                    ---------         ---------        ---------         ---------        ---------
   $125,000................     $  77,904         $  86,592         $  95,280         $103,968          $112,656
    150,000................        91,980           102,480           112,980          123,480           133,980
    175,000................       106,056           118,368           130,692          143,004           155,316
    200,000................       120,132           134,256           148,392          162,516           176,640
    225,000................       134,208           150,156           166,092          182,028           197,964
    250,000................       148,296           166,044           183,792          201,540           219,288
    300,000................       176,448           197,820           219,204          240,576           261,948
    400,000................       206,832           235,464           264,084          292,716           321,336
    450,000................       217,716           249,960           282,216          314,460           346,716
    500,000................       228,588           264,456           300,336          336,216           372,084

     The table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan. Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits pre-retirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

     The Internal Revenue Code places maximum limitations on the amount of benefits that may be paid under the Salaried Pension Plan. The Company has adopted a non-qualified Supplemental Income Security Plan (SISP) for senior management personnel. In 1995, 80 senior management personnel participated in the SISP including the Named Officers. Both plans cover salary shown in column
(c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

     Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

     As of December 31, 1995, the Named Officers were credited with the following years of service under the plans; Mr. Mellen: Pension, 10, SISP, 10; Mr. Tipton: Pension, 12 , SISP, 11; Mr. Kane: Pension, 5, SISP, 11; Mr. White:
Pension, 4, SISP, 4; and Mr. Loble: Pension, 8, SISP, 8. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

     Decisions on compensation for the Company's executive officers are made by the Compensation Committee of the Board of Directors. The Committee was created in 1967 and has been and is composed entirely of non-employee directors. In the late part of each calendar year, the Committee reviews and approves, with any modifications it deems appropriate, the Executive Compensation Policy for the executive officers including the Chief Executive Officer. The approved plan is implemented the following calendar year.


Executive Compensation Policy

     The Executive Compensation Policy is designed to attract and retain qualified executive officers, to recognize above-average job performance and to provide a direct and strong link between Company performance and executive pay. The Board of Directors in 1994 adopted Stock Ownership Guidelines under which executives are required to own Company Common Stock valued from two times their annual salary to four times their annual salary (in the case of the Chief Executive Officer). Total compensation is intended to be competitive with that paid by comparable companies in the regulated electric and gas utility industry and relevant segments of the energy and mining industries. There are four components of total executive compensation:

     (1) Base salary;
     (2) Management Incentive Compensation Plan;
     (3) 1992 Key Employee Stock Option Plan; and
     (4) Restricted Stock Bonus Plan.

     As indicated above, the base salary component of compensation is designed to be competitive with that paid by comparable companies. An external consultant provides comparative surveys (Edison Electric Institute Executive Compensation Survey, American Gas Association Top Management Survey, Executive Compensation Services Top Management Report, KPMG Peat Marwick LLP Oil and Gas Compensation Survey and PAS Inc. Executive Compensation Survey for Contractors). While the companies used in these surveys are not the same as the peer group of companies used in the Performance Graph, the Compensation Committee believes these surveys provide a broader base of data and are commonly used to set executive salaries. The Edison Electric Institute Executive Compensation Survey is a 1994 survey prepared by Edison Electric Institute and includes nearly 100 participants of diverse size, comprised of electric or electric/gas utility companies, utility parent companies or diversified parent companies. The American Gas Association Top Management Survey is a 1994 survey of salary for 95 natural gas companies-distribution, transmission, combination (gas and electric) and integrated. The Executive Compensation Services Top Management Report is a 1995-96 survey of executive compensation for 1,270 companies cutting across all major industry lines. The consultant then used the 61 utility respondents from this survey-water, telephone, electric and gas-for comparison purposes. The KPMG

Survey includes 123 participants from the oil and gas industry and the PAS Survey for Contractors has over 250 participants. The external data from those surveys is used to develop a market-consensus salary for each executive position. "Market-consensus salary" represents the market value for each position based upon the above referenced surveys. For executive officers the consensus reflects a 60 percent weighting of general industry data and a 40 percent weighting of utility industry data. It is the policy of the Compensation Committee to set a targeted range of compensation from 80%-120% around the market-consensus salary and to set 95% of the market-consensus salary as the salary administration objective for the executive positions in the Company. The Compensation Committee uses this objective together with an analysis of the value of the executive position and individual evaluation to establish base salaries for executive officers within the targeted range. A premium is added to the market-consensus salary in order to set the salary of the Chief Executive Officer and other executive officers to reflect the diversified nature of the Company. The consultant uses the peer group of companies in the Performance Graph to determine the premium.

     All executive officers are eligible for awards under the Company's various incentive plans referred to above. The Compensation Committee believes that offering incentives to executive officers will enhance the long-term performance of the Company, promote cost efficiency and further overall stockholder returns. The Committee uses these plans as it deems appropriate to achieve these goals. The Compensation Committee determines awards pursuant to these plans based generally on what it believes other similar companies are doing.

     The Company has not formulated any policy with regard to the deductibility of qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code.


1995 Compensation for Executive Officers and Chief Executive Officer

     Compensation  paid  to  executive  officers  of the  Company  in  1995  was
comprised  of  base  salary,   cash  awards  under  the   Management   Incentive
Compensation Plan and stock option grants and dividend equivalents under the 1992 Key Employee Stock Option Plan. Mr. Tipton also received an award of restricted stock.

     Base salary increases for executive officers during 1995 ranged from 3% to 32.3% and averaged 11.1%. Salary increases were a function of (1) the Compensation Committee's assessment of the individual performance of each executive and (2) the current salary of each executive compared to that paid by comparable companies as determined by the external consultant (as discussed above). A more favorable performance appraisal permitted a larger increase. If the current salary lagged that paid by comparable companies, a larger increase was permitted. The base salaries during 1995 averaged 81.25% of the market-consensus salary for the Company's executive positions. Mr. Mellen was elected Chief Executive Officer effective January 1, 1995. At that time his base salary was $240,000. Effective July 1, 1995, his base salary was increased to $261,600. This reflected a 9% increase. His base salary is 72.9% of the market-consensus salary as adjusted by the premium of 15% as recommended by the consultant. The Committee also considered the Company's financial results during the six months he had been Chief Executive Officer and the smooth transition under his leadership. The Committee did not give formal weighting to the criteria used in order to set salary increases for the executive officers or for the Chief Executive Officer.

     The Management Incentive Compensation Plan is structured so that cash incentive awards reflect the attainment of specific annual levels of performance. The performance measures used reflect both the stockholders' interest (earnings) and the customers' interest (cost efficiency). Additionally, individual performance is evaluated and appropriate adjustments to target award levels may be made. Target award levels are a percentage of each participant's assigned salary grade midpoint. The percentage for the Chief Executive Officer was 35% and for the other executive officers ranged from 25% to 30%. A target incentive fund is developed at the beginning of each plan year based upon the aggregate target award levels of all participants. The size of the fund will increase or decrease based upon actual Company performance in relation to the pre-established goals. Individual awards will be greater or lesser than target amounts based upon an assessment of individual performance. Awards can range from 0% (less than 90% of budgeted earnings per share) to 150% (more than 108% of budgeted earnings per share) of the target amount. The annual corporate performance targets for 1995 were based on the degree of achievement of 103% of budgeted earnings. As a result of actual earnings exceeding threshold level of performance, and individual performance goals being met, cash awards were made under the plan for the year 1995 to four executive officers in the aggregate amount of $202,736. The Chief Executive Officer received $104,824 for the year 1995. This amount was a payout of 85.5% of the targeted award, based on the Company's actual earnings exceeding the threshold level of performance and upon individual performance. The cost efficiency performance measure in 1995 affected only one executive officer, Mr. Tipton, whose award opportunity was based 75% on cost efficiency and 25% on budgeted earnings of his division. Mr. Tipton received $101,997.

     The 1992 Key Employee Stock Option Plan is to motivate executives to achieve specified long-term performance goals of the Company and to encourage ownership by them of the common stock of the Company. It is designed to reinforce financial and strategic objectives, to emphasize pay for performance, and to focus executive effort on long-term sustainable value creation. This aligns the interests of the executives with those of the shareholders. The plan consists of two elements: stock option grants and dividend equivalents.

     Ten year options and dividend equivalents were granted under the plan in 1995 to 13 executives of the Company, including all executive officers. The options become exercisable (at the fair market value on the date of the grant) automatically in nine years but vesting may be accelerated if certain performance goals are achieved. A performance cycle of three years was established by the Committee: 1995-1997. Performance cycles for the remainder of the nine years have not yet been set. Performance goals were also established by the Committee based on return on equity (25 percent), earning per share (25 percent), and total relative stockholder return compared to a peer group of 12 energy diverse companies (50 percent). The companies are identified in the notes to the graph following this report. Performance goals for Montana-Dakota Utilities Co., which are applicable to Mr. Tipton, are based on regulatory return (50 percent) and net income (50 percent). Individual performance is also weighed. Dividend equivalents are accrued based on the number of options held and are earned from 0% to 150% at the end of each performance cycle based upon the achievement of the stated performance goals. As shown on the Tables, the Chief Executive Officer received a grant of 49,740 options and dividend equivalents. The number of options and dividend equivalents granted to the executive officers was established based upon the mid-point of the 1995 salary range for employees of that level and the length of the performance cycle. The grants ranged from 10% for lower level executive officers to 35% for the Chief Executive Officer. The Compensation Committee made grants under the 1992 Key Employee Stock Option Plan of performance-accelerated options and dividend equivalents to serve as an incentive to the executive officers to meet corporate goals and to subject a larger percentage of executive officers' total salary package to risk. The Compensation Committee may grant additional options and dividend equivalents each year, as it determines.

     The Restricted Stock Bonus Plan provides for awards of restricted stock to individuals when designated by the Compensation Committee as having demonstrated superior individual performance. The awards serve as a motivator for long-term performance and as a retention device for individuals who have demonstrated superior performance. The executive has a stake in the Company's financial performance. Again, this aligns the interest of the executives with those of the stockholders. In November, 1995, Mr. Tipton received an award of 1,500 shares. In addition, restrictions lapsed with respect to 1,500 shares of restricted stock previously granted to Mr. Tipton.

     51.5% of the Chief Executive Officer's total compensation during 1995 was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting the dividend equivalents accrued on the 1995 option grants). An average of 43% of the total compensation of the other executive officers was based on objective annual performance criteria (through the Management Incentive Compensation Plan) or long-term performance criteria (through the 1992 Key Employee Stock Option Plan, reflecting the dividend equivalents accrued on the 1995 option grants). The Committee believes that having 51.5% of the compensation of Chief Executive Officer and an average of 43% of the compensation of other executive officers at risk is sufficient to provide a direct and strong link between Company performance and executive pay.

         San W. Orr, Jr., Chairman             Homer A. Scott, Jr., Member
         John L. Olson, Member                 Stanley F. Staples, Jr., Member

                            MDU RESOURCES GROUP, INC.

               COMPARISON OF FIVE YEAR TOTAL STOCKHOLDER RETURN(1)

     Total Stockholder Return Index (1990 = 100)

 [The following table was represented as a line graph in the printed material]

--------------------------------------------------------------------------------
                1990        1991        1992       1993        1994        1995
                ----        ----        ----       ----        ----------------
 MDU             100         128        145         182         166        193
 S&P 500         100         130        140         155         157        215
 PEER GROUP      100         131        145         160         146        180
--------------------------------------------------------------------------------

(1) All data is indexed to December 31, 1990, for the Company, the S&P 500, and the peer group. Total stockholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group are weighted according to the issuer's stock market capitalization at the beginning of the period. The peer issuers are Black Hills Corp., Cilcorp Inc., Equitable Resources Inc., Florida Progress Corp., Minnesota Power & Light Company, The Montana Power Company, Oneok Inc., Questar Corp., South Jersey Industries, Teco Energy Inc., UGI Corp., and Utilicorp United Inc.


                             DIRECTORS' COMPENSATION

     Each Director who is not an officer of the Company receives $13,000 and 300 shares of Company common stock as an annual retainer for Board Service. Audit and Compensation Committee Chairmen each receive a $2,500 annual retainer, and Finance and Nominating Committee Chairmen each receive a $1,000 annual retainer. Additionally, each Director who is not an officer of the Company receives $700 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $700 for each Committee meeting attended. All Directors must defer $1,000 of the annual Board cash retainer, which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. When a participating Director leaves the Board, dies or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock at that time, converted to a dollar value and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Each Director may also defer all or any part of the remaining $12,000 Board retainer paid in cash.

     The Company also has a post-retirement arrangement for Directors who are not officers of the Company which provides that after retirement from the Board, a Director is entitled to receive annual compensation in an amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

     The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.


                    INFORMATION CONCERNING EXECUTIVE OFFICERS

     Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions and business experience is set forth below.

                                              Present Corporate Position
               Name              Age           and Business Experience
               -----             ---           -----------------------
Harold J. Mellen, Jr...........   61   President and Chief  Executive  Officer.
                                         For information about Mr. Mellen,  see
                                         "Election of Directors."


Cathleen M. Christopherson.....   51   Ms.  Christopherson   was  elected  Vice
                                         President-Corporate     Communications
                                         effective November 1989. Prior to that
                                         she   served   as    Assistant    Vice
                                         President-Corporate     Communications
                                         effective  September 1989 and Division
                                         Manager  of  Montana-Dakota  Utilities
                                         Co., a Division of the  Company,  from
                                         August 1984.

Douglas C. Kane................   46   Executive  Vice   President   and  Chief
                                         Operating  Officer.   For  information
                                         about  Mr.  Kane,   see  "Election  of
                                         Directors."

Lester H. Loble, II............   54   Mr. Loble was  elected  General  Counsel
                                         and Secretary of the Company effective
                                         May 1987.  Mr.  Loble also serves as a
                                         Director  and/or  General  Counsel and
                                         Secretary     of     the     principal
                                         subsidiaries of the Company. Mr. Loble
                                         is also a member and the  Secretary of
                                         the     Managing      Committee     of
                                         Montana-Dakota    Utilities   Co.,   a
                                         Division of the Company.

Vernon A. Raile................   51   Mr. Raile was  elected  Vice  President,
                                         Controller   and   Chief    Accounting
                                         Officer  effective  August 1992. Prior
                                         to that he was  Controller  and  Chief
                                         Accounting   Officer  from  May  1989,
                                         Assistant   Treasurer   from  December
                                         1987, and Tax Manager from March 1980.

Warren L. Robinson.............   45   Mr. Robinson was elected Vice President,
                                         Treasurer and Chief Financial  Officer
                                         of the Company  effective August 1992.
                                         He is  also  Treasurer  and  Assistant
                                         Secretary,     or    Secretary,     of
                                         subsidiaries of the Company.  Prior to
                                         that  he  served  as   Treasurer   and
                                         Assistant   Secretary   from  December
                                         1989,  and  as  Manager  of  Corporate
                                         Development  and  Assistant  Treasurer
                                         from  May  1989 to  December  1989 and
                                         Manager of Corporate  Development from
                                         October 1988.

Ronald D. Tipton...............   49   Mr. Tipton  was  elected  President  and
                                         Chief     Executive     Officer     of
                                         Montana-Dakota    Utilities   Co.   on
                                         January 1, 1995. Prior to that time he
                                         served   Williston  Basin   Interstate
                                         Pipeline   Company  in  the  following
                                         capacities:    President   and   Chief
                                         Executive   Officer   from  May  1994,
                                         President  from  May  1990,  Executive
                                         Vice  President  from May  1989,  Vice
                                         President--Gas   Supply  from  January
                                         1985.  From  January  1983 to  January
                                         1985   he  was  the   Assistant   Vice
                                         President--Gas        Supply        of
                                         Montana-Dakota Utilities Co.

                                              Present Corporate Position
               Name              Age           and Business Experience
               -----             ---           -----------------------
Martin A. White................   54   Mr.  White  was   elected   Senior  Vice
                                         President--Corporate       Development
                                         November 1995. Prior to that he served
                                         as      Vice      President--Corporate
                                         Development  from November 1991. Prior
                                         to  that  he was  Chairman  and  Chief
                                         Executive  Officer of White  Resources
                                         Corp., a mining company,  from January
                                         1990, and Executive Vice President and
                                         Chief     Operating     Officer     of
                                         Consolidated  TVX  Mining  Corporation
                                         from  January  1988.  Prior to that he
                                         was  President  and  Chief   Operating
                                         Officer of Entech,  Inc., a subsidiary
                                         of The Montana Power Company.

Robert E. Wood.................   53   Mr. Wood has been Vice  President-Public
                                         Affairs  and  Environmental  Policy of
                                         the Company since August 1991.  Before
                                         that  he  was  Vice   President-Public
                                         Affairs from June 1986. For five years
                                         prior  thereto he served as Manager of
                                         Legislative Affairs for the Company.

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Company to file reports concerning their ownership of Company stock. During 1995, Mr. Tipton inadvertently filed one late report on Form 4 with respect to an award of restricted stock under the Company's Restricted Stock Bonus Plan.


                               SECURITY OWNERSHIP

     The table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 1995, by each director and each nominee for director, each Named Officer and by all directors and executive officers of the Company as a group.

                                                                Amount and Nature
                                                             of Beneficial Ownership     Percentage of Class
                                                           --------------------------    -------------------
        Name                                                 Common          Preferred    Common    Preferred
        -----                                               --------         --------    --------   --------
Thomas Everist..........................................        --              --          --         --
Douglas C. Kane.........................................    34,959(a)           --           *         --
Lester H. Loble, II.....................................    17,637(a)           --           *         --
Harold J. Mellen, Jr....................................    35,910(a)           --           *         --
Richard L. Muus.........................................     5,509              --           *         --
Robert L. Nance.........................................     3,150              --           *         --
John L. Olson...........................................    15,300              --           *         --
San W. Orr, Jr..........................................   171,883(b)           --           *         --
John A. Schuchart.......................................   127,583(c)           --           *         --
Charles L. Scofield.....................................    12,300              --           *         --
Homer A. Scott, Jr......................................     3,300(d)           --           *         --
Joseph T. Simmons.......................................     6,115              --           *         --
Stanley F. Staples, Jr..................................   125,820(e)          300           *          *
Ronald D. Tipton........................................    12,550(a)           --           *         --
Sister Thomas Welder....................................    19,198(f)           --           *         --
Martin A. White.........................................    16,175(a)           --           *         --
All directors and executive officers of the Company as
  a group (18 in number)................................   688,243(a)          306          2.4         *

----------
  *  Less than one percent of the class.

(a) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan. Also includes presently exercisable stock options in the following amounts: Mr. Kane, 18,360; Mr. Loble, 7,695; Mr. Mellen, 20,610; Mr. Tipton, 14,685 (also included is Mr. Tipton's grant of 1,500 shares of restricted stock); Mr. White, 8,040; and all directors and executive officers as a group: 89,390.

(b) Mr. Orr serves as a co-trustee with shared voting and investment power of various trusts and as an officer and director of the corporate trustee for various other trusts holding these shares. Mr. Orr disclaims beneficial ownership of all but 1,143 shares held by the trusts.

(c) Includes shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

(d) Shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.

(e) All except 1,800 shares of Common Stock are held in the name of the Judd S. Alexander Foundation, Inc. and Walter Alexander Foundation, Inc. Mr. Staples as the Chief Executive Officer of the Judd S. Alexander Foundation, Inc., and the Secretary of the Walter Alexander Foundation, Inc., disclaims all beneficial ownership of the shares held by the Foundations.

(f) Shares of Common Stock owned by University of Mary. Sr. Welder, as President of the University of Mary, disclaims all beneficial ownership of these shares.

                        ACCOUNTING AND AUDITING MATTERS

     Upon recommendation of the Audit Committee, the Board of Directors has selected and employed the firm of Arthur Andersen LLP as the Company's independent certified public accountants to audit its financial statements for the fiscal year 1995. The Audit Committee is presently composed of Messrs. Richard L. Muus, John L. Olson, San W. Orr, Jr., and Homer A. Scott, Jr. (Chairman). This will be the tenth year in which the firm has acted in this capacity. A representative of Arthur Andersen is expected to be present at the Annual Meeting of Stockholders. It is not anticipated that the representative will make a prepared statement at the meeting. However, he or she will be free to do so if he or she so chooses as well as responding to appropriate questions.


                                 OTHER BUSINESS

     The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.


                       1997 ANNUAL MEETING OF STOCKHOLDERS

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material relating to the Company's Annual Meeting of Stockholders expected to be held on April 22, 1997, must submit such proposal to the Secretary of the Company on or before November 4, 1996.

                                   ----------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1995, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., 400 NORTH FOURTH STREET, BISMARCK, NORTH DAKOTA 58501.

                                     By order of the Board of Directors,


                                     /s/ LESTER H. LOBLE, II
                                     LESTER H. LOBLE, II
                                     Secretary

                                     March 4, 1996

MDU RESOURCES GROUP, INC.                                                  PROXY

================================================================================

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on April 23, 1996.

The undersigned hereby appoints John A. Schuchart, Harold J. Mellen, Jr., and Lester H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Shares of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m. (CDT), April 23, 1996, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the proxies will vote for the election of all listed nominees, and at their discretion on any other matter that may properly come before the meeting. We are unable to respond to comments noted on this proxy. If you have comments please send in a separate letter.

Your vote for the election of Directors may be indicated on the reverse side of this card. Nominees are: Thomas Everist, Harold J. Mellen, Jr. and Robert L. Nance.

Your vote is important! Please sign and date on the reverse and return promptly in the enclosed postage-paid envelope or otherwise to 400 North Fourth Street, Bismarck, ND 58501, so that your shares can be represented at the meeting.

================================================================================

Please mark your vote as in this example: [X]

Directors recommend a vote "FOR" on A. below

To vote for all director nominees, mark the "FOR" box on item "A." To withhold voting for all nominees, mark the "WITHHELD" box. To withhold voting for a particular nominee, mark the "FOR ALL EXCEPT" box and enter name(s) of the exception(s) in the space provided; your shares will be voted for the remaining nominees.

--------------------------------------------------------------------------------
                                                 FOR   WITHHELD   FOR ALL EXCEPT

   A. Election of All Director Nominees.         [ ]     [ ]           [ ]
Exceptions__________________________
--------------------------------------------------------------------------------

                                                  Sign here as name(s) appear at
                                                  left

                                                  ------------------------------

                                                  ------------------------------


                                                  Please  sign  this  proxy  and
                                                  return it promptly  whether or
                                                  not  you  plan to  attend  the
                                                  meeting.   If  signing  for  a
                                                  corporation  or partnership or
                                                  as    agent,    attorney    or
                                                  fiduciary,     indicate    the
                                                  capacity   in  which  you  are
                                                  signing.  If you do attend the
                                                  meeting  and decide to vote by
                                                  ballot,    such    vote   will
                                                  supersede this proxy.

                                                  Date ___________________, 1996